Exhibit 10.70

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AMENDED AND RESTATED PELLET SALE AND PURCHASE AGREEMENT

THIS AMENDED AND RESTATED PELLET SALE AND PURCHASE AGREEMENT (the “Agreement”), entered into, dated and effective as of January 1, 2006 (the “Effective Date”), by and among CLIFFS SALES COMPANY, an Ohio corporation (“Cliffs Sales”), THE CLEVELAND-CLIFFS IRON COMPANY, an Ohio corporation (“Iron”), CLIFFS MINING COMPANY, a Delaware corporation (“Mining”) (“Cliffs Sales”, “Iron” and “Mining” being collectively referred to herein as “Cliffs”) and SEVERSTAL NORTH AMERICA, INC., a Delaware corporation (“Severstal”).

RECITALS

WHEREAS, Cliffs and Rouge Steel Company (“Rouge”) are parties to that certain Pellet Sale, Purchase and Trade Agreement dated January 1, 1991, as amended (the “Original Contract”), pursuant to which Cliffs provided Rouge with iron ore pellets in connection with Rouge’s steel manufacturing and processing activities; and

WHEREAS, on October 23, 2003, Rouge filed for protection under Chapter 11 of the United States Bankruptcy Code in the bankruptcy case styled In re: Rouge Industries, Inc., et al., case number 03-13272 (the “Bankruptcy Case”) in the United States Bankruptcy Court for the District of Delaware; and

WHEREAS, on or about January 30, 2004, in connection with the Bankruptcy Case, OAO Severstal acquired substantially all of Rouge’s assets, including an assignment by Rouge of the Original Contract pursuant to Section 365 of the United States Bankruptcy Code to Severstal, a subsidiary of OAO Severstal, which Severstal has expressly agreed to assume; and

WHEREAS, during the years 2004 and 2005 respectively, Cliffs sold to Severstal and Severstal purchased from Cliffs 3,276,317 tons and approximately 3,450,000 tons of standard grades of iron ore pellets upon the terms and conditions set forth in the Original Contract, as amended, including the amendments contained in the January 29, 2004 Letter Agreement by and between Rouge, Iron, Mining and Severstal (the “2004 Letter Agreement”); and

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WHEREAS, Cliffs desires to continue to sell to Severstal and Severstal desires to continue to purchase from Cliffs certain quantities of standard grades of iron ore pellets upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, Cliffs and Severstal agree as follows:

Section 1. — Definitions.

The terms quoted in the above parentheses of the first introductory paragraph of this Agreement and the WHEREAS clauses, other terms quoted throughout this Agreement, and the terms defined below in this Section 1 shall have the meanings assigned to them for purposes of this Agreement. Attached as Appendix I to this Agreement is a locator list of all defined terms used throughout the Agreement.

(a). The word “ton”, as used herein, shall mean a gross ton of 2,240 pounds avoirdupois natural weight.

(b). The word “pellets”, as used herein, shall mean a product obtained by pelletizing iron ore or iron ore concentrates, suitable for iron making in blast furnaces.

(c). The words “[*****] Pellets”, as used herein, shall mean pellets to which have been added sufficient quantities of [*****] and [*****] so as to increase the percentage of [*****] content of the pellet to a minimum of [*****] and the percentage of [*****] content of the pellet to a minimum of [*****] (unless such specifications are changed pursuant to Section 4), such pellets being those currently produced at the [*****], located in [*****].

(d). The words “[*****] Pellets”, as used herein, shall mean pellets with approximately [*****] content produced at the [*****] iron ore plant located at [*****].

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(e). The words “iron unit”, as used herein, shall mean one percent (1%) iron contained in a ton.

(f). The word “year”, as used herein, shall mean a calendar year.

Section 2. — Sale and Purchase.

(a). Cliffs shall sell and by these presents does sell and shall deliver to Severstal, the tonnages and grades of [*****] Pellets and [*****] Pellets or other mutually agreed pellets (the [*****] Pellets, [*****] Pellets and any other mutually agreed pellets collectively referred to herein as “Cliffs’ Pellets”) on the terms and conditions as hereinafter provided. Severstal shall purchase and by these presents does purchase and shall receive and pay for such tonnages and grades of Cliffs’ Pellets on the terms and conditions as hereinafter provided.

Section 3. — Tonnage/Iron Units.

(a). During the term of this Agreement, Cliffs shall sell to Severstal and Severstal shall purchase from Cliffs all of Severstal’s annual iron ore pellet tonnage requirements, such requirements being equal to Severstal’s total annual iron ore pellet tonnage requirements, based on Severstal’s operating configuration as of the Effective Date of this Agreement, for consumption in Severstal’s iron and steelmaking facilities in any year (“Severstal’s Annual Pellet Tonnage Requirements”).

(b). The iron ore pellets to be purchased by Severstal during the term of this Agreement shall consist of [*****] Pellets, [*****] Pellets, or other mutually agreed pellets, provided that Cliffs has available for sale [*****] Pellets. In the event Cliffs has [*****] Pellets available, Severstal may purchase up to [*****] of Severstal’s Annual Pellet Tonnage Requirements in [*****] Pellets. In the event Cliffs does not have sufficient [*****] Pellets available, Severstal and Cliffs shall mutually agree on another acceptable Cliffs’ iron ore pellet, which substituted pellet shall be priced at a per iron unit that would yield a comparable delivered cost to Severstal had Severstal been able to purchase the [*****] Pellets.

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(c). During the years [*****], (i) Severstal shall purchase from Cliffs all of Severstal’s Annual Pellet Tonnage Requirements at prices to be established in accordance with the Agreement, and (ii) such purchases shall be in amounts equal to a minimum aggregate tonnage of [*****] tons of Cliffs’ Pellets and shall in each year of the years [*****] be in accordance with the following schedule:

Year	Minimum Tonnage
[*****]	[*****]
Non-allocated [*****]	[*****]
Total	[*****]

The non-allocated tonnage shall be purchased during the years [*****] and, for the purchases in year 2006, shall be in addition to the minimum tonnage purchased during such year.

(d). [*****]

(e). All tons sold by Cliffs to Severstal, as provided for in this Section 3, shall be based on actual natural iron content and determined as herein provided.

Section 4. - Notification and Nomination.

(a). With respect to the tonnage of Cliffs’ Pellets to be purchased by Severstal for the year 2006 (and during any years after 2006 in the event the Agreement is extended pursuant to Section 16), on or before [*****] of the prior year thereto, Severstal shall notify Cliffs in writing of the preliminary total number of iron units which Severstal shall purchase from Cliffs.

(b). With respect to the preliminary tonnage nominations as provided for in Section 4(a) above, on or before [*****] of the then current year, Severstal may, by written notification to Cliffs, adjust its preliminary tonnage nominations by not more than [*****], up or down. If, by [*****] of the then current year, Severstal shall have adjusted its preliminary tonnage nominations, then such adjusted tonnage nominations shall be deemed their final tonnage nominations for such year, and Severstal shall be obligated to purchase such tonnage in accordance with such final tonnage nominations.

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(c). If, however, Severstal has not adjusted its preliminary tonnage nomination as provided for above, then on or before [*****] of the then current year, Severstal may, by written notification to Cliffs, adjust its preliminary tonnage nominations by not more than [*****], up or down. Such adjusted tonnage nominations shall be deemed to be Severstal’s final tonnage nominations for such year, and Severstal shall be obligated to purchase such tonnage with Cliffs in accordance with such final tonnage nominations.

(d). If no adjustment is made on or before [*****], then the preliminary tonnage nomination, as provided above, shall be deemed to be Severstal’s final tonnage nominations for such year, and Severstal shall be obligated to purchase such tonnages with Cliffs in accordance with such preliminary tonnage nominations.

Section 5. — Price and Adjustments.

(a). Quarterly Adjustments. Effective as of the quarter ended [*****], prices for Cliffs’ Pellets shall be adjusted on a calendar quarterly basis based upon estimated and actual changes in the published pricing factors and indices specified in Section (d)(i) below (a “Quarterly Price Adjustment”). Cliffs shall calculate the Quarterly Price Adjustment and provide Severstal with such Quarterly Price Adjustment by the 15th day after the end of each calendar quarter, or on such later date as may be mutually agreed between Cliffs and Severstal. The adjusted prices for [*****] Pellets and [*****] Pellets determined in such Quarterly Price Adjustment shall have prospective effect until the next Quarterly Price Adjustment and shall have retroactive effect for the prior calendar quarters for the applicable year. Any overpayment or underpayments for such prior calendar quarters shall be promptly paid, by Cliffs or Severstal as applicable, within thirty (30) days of the determination of any such Quarterly Price Adjustment.

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(b). Year End Adjustments. A final adjustment shall be made to the prices for Cliffs’ Pellets for each year on or about [*****] of the following year once final pricing factors and indices for the applicable year have been published in accordance with Section (d)(i) below (the “Year End Adjustment”).

(c). [*****] Pellets. The price for [*****] tonnage of [*****] Pellets sold by Cliffs and purchased by Severstal shall have a [*****] price per iron unit of [*****], which is comprised of [*****] per iron unit paid in the [*****] plus [*****] per iron unit in excess of [*****] carried forward to [*****].

(d). Adjustment to [*****] Price. The price for the [*****] Pellets as provided for in (c) above, purchased in the year [*****] (and during any years after [*****] in the event the Agreement is extended pursuant to Section 16) shall be adjusted. In order to determine the adjusted price to be paid for the [*****] Pellets for each such year, the price per iron unit for the year [*****] and for each of the respective years thereafter, as then calculated, for [*****] Pellets shall be further adjusted, up or down, each year for the year in determination by an amount equal to the sum of the adjustment factors (i), (ii), (iii) and (iv) below:

(i). [*****] of the amount obtained by multiplying the as then adjusted price per iron unit for [*****] Pellets for the year in determination by a fraction (as converted to a decimal) determined by,

(y) dividing the numerator of which is the amount by which the [*****] for the calendar year in determination changes (up to down) from [*****] for the immediately preceding year; and

(z) by the denominator of which is [*****] for the immediately preceding year.

Plus;

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(ii) [*****] of the amount obtained by multiplying the as then adjusted price per iron unit for [*****] Pellets for the year in determination by the fraction (as converted to a decimal) determined by,

(y) dividing the numerator, which is the amount by which [*****] for the calendar year in determination changes (up or down) from the immediately preceding calendar years [*****];

(z) by the denominator, which is the immediately preceding calendar year’s [*****];

Plus;

(iii) [*****] of the amount obtained by multiplying the [*****] by the fraction (as converted to decimal) determined by

(y) dividing the numerator, which is the amount by which [*****] for the calendar year in determination changes (up or down) from the immediately preceding calendar years [*****];

(z) by the denominator, which is the immediately preceding calendar year’s [*****];

Plus;

(iv) [*****] of the amount obtained by multiplying [*****] for the year in determination by the fraction (as converted to decimal) determined by

(y) dividing the numerator, which is the amount by which [*****] for the calendar year in determination changes (up or down) from the immediately preceding calendar years [*****];

(z) by the denominator, which is the immediately preceding calendar year’s [*****].

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An example of the calculation of the adjustment under this Section 5(d) is included as Exhibit I to this Agreement.

(e). [*****]

(f). [*****]

(g). [*****]

(i). [*****]

(ii). [*****]

(iii). [*****]

(h). [*****] Pellets. The price for any tonnage of [*****] Pellets shall be the price for [*****] Pellets calculated as provided in Section 5(d) above, [*****]. Sample price calculations for [*****] Pellets are attached as Exhibits II(a), II(b), III(a) and III(b) and are incorporated herein by reference.

(i). The price for any other mutually agreed upon Cliffs’ iron ore pellets, which are substituted for the [*****] Pellets, shall be priced so as to provide Severstal with a delivered price equal to the price for the substituted [*****] Pellets, as the case may be.

(j). [*****]

Section 6. — Delivery, Credit and Payment.

(a). For all cargoes of Cliffs’ Pellets shipped to Severstal beginning as of the date hereof, Cliffs shall retain title to the cargoes of Cliffs’ Pellets so shipped until Severstal makes payment for the Cliffs’ Pellets. Severstal shall pay Cliffs for each cargo of Cliffs’ Pellets shipped during the month by wire transfer to Cliffs no later than [*****] following the shipment of a cargo. Title to the Cliffs’ Pellets for each such cargo of Cliffs’ Pellets shipped shall pass to Severstal [*****].

(b). [*****]

(c). In the event Severstal shall fail to make prompt payment, Cliffs, in addition to all other remedies available to it in law or in equity, shall have the right, but not the obligation, to withhold further performance by it under this Agreement until all claims it may have against Severstal under this Agreement are fully satisfied.

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Section 7. — Grant of Security Interest.

(a). Severstal acknowledges and agrees that, except [*****], it is the intent of the parties that title to the Cliffs’ Pellets shall pass to Severstal solely upon [*****] in accordance with the terms of this Agreement. However, to secure the payment and performance of all obligations of Severstal due to Cliffs pursuant to this Agreement, Severstal hereby grants, pledges and assigns to Cliffs a purchase money security interest (“PMSI”) in all of Severstal’s right, title and interest in and to the Cliffs’ Pellets to the extent that Severstal takes possession of any Cliffs’ Pellets in any fashion prior to making payment as required under this Agreement as well as the proceeds of any of the Cliffs’ Pellets, including the proceeds of any insurance related thereto (collectively, the “Collateral”).

(b). Upon delivery of any of the Collateral to Severstal by Cliffs, the Collateral shall be located at the addresses set forth on Attachment A hereto. Severstal will deliver written notice to Cliffs at least thirty (30) days prior to any change in the locations of any of the Collateral.

(c). The PMSI granted to Cliffs that attaches to a specific shipment of inventory shall automatically terminate upon the date of Cliffs’ receipt from Severstal of payment in full for said shipment (the “PMSI Termination Date”). Prior to the applicable PMSI Termination Date, the Collateral will at all times be free and clear of any lien, security interest, mortgage, charge or encumbrance created by or through Severstal or any of its affiliates that is senior to the security interest granted to Cliffs pursuant to this Agreement.

(d). Severstal hereby authorizes Cliffs to file UCC financing statements and any amendments, modifications or continuation statements thereto, as Cliffs, in its sole discretion, deems necessary or advisable to perfect its security interest in the Cliffs’ Pellets granted hereunder, that describes the Collateral and to include any information required for the

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sufficiency or filing office acceptance of any such financing statements, amendments, modifications or continuation statements. Severstal covenants and agrees to (i) provide promptly any information requested by Cliffs for inclusion on such financing statements, amendments, modifications or continuation statements and to provide prompt notice of any change in such information and (ii) to take such further actions and duly execute and deliver such further documentation as Cliffs may request in order to fully protect its security interest in the Cliffs’ Pellets granted hereunder.

(e). Prior to the applicable PMSI Termination Date, Severstal will keep and preserve the Collateral in a commercially reasonable manner and will not use, sell or offer to sell, pledge or encumber, process, destroy or consume the Collateral.

(f). Severstal and Cliffs acknowledge that in the event of a default hereunder by Severstal, Cliffs will have all the rights and remedies afforded a secured party under the Uniform Commercial Code as adopted in the State of Michigan with respect to the Collateral.

Section 8. — Analyses.

The [*****] Pellets delivered hereunder will be sampled at the [*****] Mine and analyzed by mine technicians or such independent chemists as may be mutually agreed upon, and said analyses shall be final and the weighted average of all such analyses of each grade of [*****] Pellets delivered hereunder shall constitute the basis of settlement hereunder for such grade of [*****] Pellets. The cost of sampling and analyzing by independent chemists, if requested by any party, shall be borne by the party requesting such sampling and analyzing.

The [*****] Pellets delivered hereunder will be sampled at the [*****] iron ore pellet plant and analyzed by mine technicians or such independent chemists as may be mutually agreed upon, and said analyses shall be final and the weighted average of all such analyses of each grade of [*****] Pellets delivered hereunder shall constitute the basis of settlement hereunder for such grade of [*****] Pellets. The cost of sampling and analyzing by independent chemists, if requested by any party, shall be borne by the party requesting such sampling and analyzing.

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Section 9. — Quality.

Cliffs’ Pellets, when loaded for shipment, will be consistent with the typical specifications and analysis limits set forth on Exhibit IV. Both parties acknowledge the need for defining measurement of product characteristic capabilities and quality system requirements. The basis for agreement will be the use of statistical calculation of capabilities and a quality system based on ISO 9001:2000 requirements.

Section 10. — Shipments.

Within thirty (30) days prior to the first shipment of Cliffs’ Pellets of each year, Cliffs and Severstal will establish a schedule of shipments for the Cliffs’ Pellets for such year, which schedule may be changed during such year by mutual agreement. In the event Cliffs and Severstal are unable to agree upon a shipping schedule, the Cliffs’ Pellets will be available for shipment in approximately equal amounts over the nine month period of April through December of each year during the term of this Agreement and shipment and delivery shall be made in accordance with such availability.

Section 11. — Weights.

Vessel bill of lading weight determined by certified railroad scale weights, certified belt scale weights or certified bin scale weights in accordance with the procedures in effect from time to time at each of the loading ports shall be accepted by the parties as finally determining the amounts of the Cliffs’ Pellets delivered to Severstal pursuant to this Agreement.

Section 12. — Employment of Vessels or Railroad Cars.

Severstal shall assume the obligation for arranging, providing and paying for the appropriate vessels for the transportation of all of the Cliffs’ Pellets delivered by Cliffs to Severstal.

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Cliffs shall be responsible for any and all demurrage charges incurred during the loading of [*****]Pellets for Severstal at [*****].

Section 13. — Warranties.

THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WHICH EXTEND BEYOND THE PROVISIONS OF THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED PURPOSE. All claims for substantial variance in quality of the Cliffs’ Pellets, as described herein, shall be deemed waived unless made in writing delivered to Cliffs within the thirty (30) calendar days after completion of discharge at port of discharge. No claim will be entertained after the Cliffs’ Pellets have been consumed. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs’ Pellets as to which any claim is made as above stated. The Cliffs’ Pellets shall not be returned without prior written consent of Cliffs. In no event shall Cliffs be liable for Severstal’s cost of processing, lost profits, injury to good will or any other special or consequential damages.

Section 14. — Force Majeure.

Neither party hereto shall be liable for damages resulting from failure to produce, deliver or accept and pay for all or any of the Cliffs’ Pellets, as described herein, if and to the extent that such production, delivery or acceptance would be contrary to or would constitute a violation of any regulation, order or requirement of a recognized governmental body or agency, or if such failure is caused by or results directly or indirectly from acts of God, war, insurrections, interference by foreign powers, strikes, hindrances, labor disputes, labor shortages, fires, floods, embargoes, accidents, acts of terrorism, or uncontrollable delays at the mines, steel plant, on the railroads or docks or in transit, shortage of transportation facilities, disasters of navigation, or other causes, similar or dissimilar, if such other causes are beyond the control of the party charged with a failure to deliver or to accept and pay for the Cliffs’ Pellets. A party claiming a

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force majeure shall give the other party prompt notice of the force majeure, including the particulars thereof and, insofar as known, the probable extent and duration of the force majeure. To the extent a force majeure is claimed hereunder by a party hereto, such shall relieve the other party from fulfilling its corresponding agreement hereunder to the party claiming such force majeure, but only for the period and to the extent of the claimed force majeure, unless otherwise mutually agreed, to by the parties. The party that is subject to a force majeure shall use commercially reasonable efforts to cure or remove the force majeure event as promptly as possible to resume performance of its obligations under this Agreement.

Section 15. — Notices.

All notices, consents, reports and other documents authorized and required to be given pursuant to this Agreement shall be given in writing and either personally served on an officer of the parties hereto to whom it is given or mailed, postage prepaid, or sent by facsimile addressed as follows:

If to Cliffs:

Cliffs Sales Company

1100 Superior Avenue – 15th Floor

Cleveland, Ohio 44114-2589

Attention: Secretary

cc: General Manager – Sales and Traffic

Facsimile: (216) 694-5385

If to Severstal:

Severstal North America, Inc.

3001 Miller Road

Dearborn, Michigan 48121

Attention: Director, Purchasing and Transportation

Facsimile: (313) 337-9377

provided, however, that any party may change the address to which notices or other communications to it shall be sent by giving to the other party written notice of such change, in which case notices and other communications to the party giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice.

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Section 16. — Term.

The initial term of this Agreement shall commence as of the Effective Date and continue in effect until [*****]. The Agreement shall continue annually from and after [*****] for the obligation of Severstal to purchase from Cliffs and Cliffs to sell to Severstal all of Severstal’s Annual Pellet Tonnage Requirements pursuant to Section 3(a) above. Notwithstanding the above, Severstal shall have the right to terminate the Agreement if at any time after [*****], blast furnace production is no longer maintained by Severstal at the former Rouge Steel Company facilities and Severstal no longer requires iron ore pellets for consumption at such facilities in connection with blast furnace production. In accordance with Section 3(d), during the years [*****], in the event Severstal requires iron ore pellets for consumption in Severstal’s iron and steel making at the former Rouge Steel Company facilities in any year, Severstal shall purchase from Cliffs and Cliffs shall sell to Severstal all of Severstal’s Annual Pellet Tonnage Requirements for each of the years [*****] and except as otherwise stated in Section 3(c) Severstal shall have no minimum annual purchase obligation under the Agreement. Notwithstanding the foregoing, in the event that in any of the years following the year [*****] Severstal purchases less than [*****] tons of Cliffs’ Pellets in any such year, Cliffs shall have the right to terminate the Agreement by written notice six (6) months prior to the end of the following year.

Section 17. — Amendment.

This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

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Section 18. — Merger, Transfer and Assignment.

(a). Severstal shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of Severstal’s obligations under this Agreement. Any obligations required to be assumed by a surviving or resulting person, partnership, corporation or entity in accordance with this Section 18(b) shall be limited to the Severstal obligations under this Agreement. Severstal shall not sell or transfer all or substantially all of its business to any other person, partnership, corporation, joint venture or other entity (“Severstal Transferee”) unless the Severstal Transferee assumes in writing all of Severstal’s obligations under this Agreement.

(b). Cliffs shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of Cliffs’ obligations under this Agreement. Cliffs shall not sell or transfer all or substantially all of its iron ore business to any other person, partnership, corporation, joint venture or other entity (“Cliffs Transferee”) unless the Cliffs Transferee assumes in writing all of Cliffs’ obligations under this Agreement.

(c). All the covenants, stipulations and agreements herein contained shall inure to the benefit of and bind the parties hereto and their respective successors, transferees and permitted assigns, and any of the latter’s subsequent successors, transferees and permitted assigns.

Section 19. — Waiver.

No waiver of any of the terms of this Agreement shall be valid unless in writing. No waiver of any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.

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Section 20. — Confidentiality

(a). Cliffs and Severstal acknowledge that this Agreement contains certain pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or Severstal at a competitive disadvantage if disclosed to the public (the “Confidential Information”). Cliffs and Severstal agree that all provisions of this Agreement shall be kept confidential and, without the prior written consent of the other party, shall not be disclosed to any party not a party to this Agreement except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 20.

(b). If either party is required by law or governmental or judicial order or receives legal process or court or agency directive requesting or requiring disclosure of any of the Confidential Information contained in this Agreement, such party will promptly notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information. If either party determines to file this Agreement with the Securities and Exchange Commission (“Commission”) or any other federal, state or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information.

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Section 21. — Governing Law.

This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of Michigan.

Section 22. — Representations and Warranties.

(a). Severstal represents and warrants to Cliffs that (i) the execution and delivery of this Agreement by Severstal and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, (ii) neither the execution and delivery of this Agreement, nor the performance of its obligations hereunder by Severstal shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the certificate of incorporation or bylaws of Severstal or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in a breach of or constitute a default under the material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which Severstal is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of Severstal or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of Severstal and is enforceable against Severstal in accordance with its terms.

(b). Cliffs represents and warrants to Severstal that: (i) the execution and delivery of this Agreement by Cliffs and the performance of its obligations hereunder have been duly authorized by all requisite corporate actions, (ii) neither the execution and delivery of this Agreement nor the performance of its obligations hereunder by Cliffs shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the certificate of incorporation or bylaws of Cliffs or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in the breach of or constitute a default under any material

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agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which Cliffs is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of Cliffs or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of Cliffs and is enforceable against Cliffs in accordance with its terms.

Section 23. — Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 24. — Arbitration.

(a). Upon notice by either party to the other, all disputes, claims, questions or disagreements arising out or relating to this Agreement or breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:

(i). The place of arbitration shall be Cleveland, Ohio;

(ii). Unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by Cliffs, one to be appointed by Severstal, and third to be selected by the two arbitrators. None of the arbitrators shall be an employee, officer, director or consultant of, or of a direct competitor of, Severstal or Cliffs;

(iii). Either party may apply to the arbitrators seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy);

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

(iv). Consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, promptly provide the other with copies of documents on which the producing party may rely or otherwise which may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the arbitrators;

(v). In connection any arbitration arising out of this Agreement, the arbitrators shall have no authority to alter, amend, or modify any of the terms and conditions of this Agreement, and further, the arbitrators may not enter any award that alters, amends or modifies terms or conditions of this Agreement in any form or manner;

(vi). The award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by written agreement signed by both parties or by the arbitrators, if necessary; and

(vii). In connection with any arbitration related to this Agreement, each party shall be responsible for its own costs and expenses, and the parties will equally split the cost of conducting the arbitration itself.

(b). The judgment of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any state thereof.

CONFIDENTIAL MATERIAL HAS BEEN

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SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

Section 25. — Entire Agreement

This agreement, the Recitals and the Exhibits attached to this Agreement (all of which shall be deemed to be incorporated into the Agreement and made a part hereof) set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings or letters of intent among any of the parties hereto, including, without limitation, that certain Pellet Sale and Purchase and Trade Agreement, dated and effective as of January 1, 1991, by and between Iron and Rouge Steel Company, as amended by the letter agreements dated as of [*****] and the 2004 Letter Agreement.

[Signature Page Follows This Page]

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

CLIFFS SALES COMPANY	SEVERSTAL NORTH AMERICA, INC.

By:	By:
Name:	Name:
Title:	Title:

THE CLEVELAND-CLIFFS IRON COMPANY

By:
Name:
Title:

CLIFFS MINING COMPANY

By:
Name:
Title:

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

APPENDIX I

Glossary

2004 Letter Agreement	2
[*****]	8
Agreement	1
Bankruptcy Case	1
Cliffs	1
Cliffs’ Pellets	3
Cliffs Sales	1
Cliffs Transferee	17
Collateral	11
Commission	18
Confidential Information	18
Effective Date	1
Iron	1
iron unit	2
Mining	1
Original Contract	1
pellets	2
PMSI	11
PMSI Termination Date	12
[*****]	7
[*****]	8
[*****]	7
[*****]	7
Quarterly Price Adjustment	5
Rouge	1
Severstal	1
Severstal Transferee	17
Severstal’s Annual Tonnage Requirements	3
shipment week	11
[*****]	9

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

[*****]	9
[*****] Pellets	2
[*****]	2
ton	2
[*****] Pellets	2
year	2
Year End Adjustment	6

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

LIST OF EXHIBITS

[*****] Price Adjustment Formula for Years [*****]	Exhibit I
Examples of Adjustments in [*****] Pellet Pricing	Exhibit II(a	)
Examples of [*****] Pellet Pricing	Exhibit II(b	)
Examples of Year-to-Year Pellet Price Calculations [*****]	Exhibit III(a	)
Examples of Year-to-Year Pellet Price Calculations [*****]	Exhibit III(b	)
Cleveland-Cliffs Inc Pellet Typical Analysis as Loaded to Vessel for Shipment	Exhibit IV